EXHIBIT 10.79


                               INDEMNITY AGREEMENT

                                      AMONG

                        INTEGRATED HEALTH SERVICES, INC.,

                             LYRIC HEALTH CARE LLC,

                      LYRIC HEALTH CARE HOLDINGS III, INC.

                                       AND

                    THE ENTITIES LISTED ON ATTACHED EXHIBIT A



                          DATED AS OF DECEMBER 31, 1998

                               INDEMNITY AGREEMENT

     THIS INDEMNITY AGREEMENT (this "Indemnity Agreement") is executed and delivered as of the 31st day of December, 1998 (the "Effective Date") among INTEGRATED HEALTH SERVICES, INC., a Delaware corporation ("IHS"), LYRIC HEALTH CARE LLC, a Delaware limited liability company ("Lyric LLC"), LYRIC HEALTH CARE HOLDINGS III, INC., a Delaware corporation ("Lyric III") and each of the entities described on attached Exhibit A (collectively, the "Lyric Entities," together with Lyric LLC and Lyric III, collectively, the "Lyric Indemnified Parties").

     The circumstances underlying the execution and delivery of this Agreement are as follows:

     A. Capitalized terms used but not otherwise defined herein have the respective meanings given them in the Facilities Purchase Agreement, dated as of the date hereof, among the Lyric Entities, IHS and Monarch Properties, LP, a Delaware limited partnership ("Monarch") (the "Purchase Agreement"), or, if not defined in the Purchase Agreement, then the respective meanings given them in the Master Lease, dated as of the date hereof, between Lyric III and Monarch.

     B. Lyric III is a wholly owned subsidiary of Lyric LLC. The Lyric Entities are corporations and a partnership that are wholly owned by Lyric III. IHS is a 50% member of Lyric LLC. The Lyric Entities also are the respective owners of Sellers' Assets. Sellers sold and Monarch acquired and leased to Lyric III, Sellers' Assets. The sale and lease of Seller's Assets will benefit IHS.

     C. As a condition precedent to its agreement to sell the Sellers' Assets, the Lyric Indemnified Parties have required that IHS indemnify the Lyric Indemnified parties on the terms and conditions hereinafter set forth with respect to litigation matters.

     NOW, THEREFORE, IHS and the Lyric Indemnified Parties agree as follows:

     1.  INDEMNIFICATION.  IHS shall  indemnify  and hold the Lyric  Indemnified
Parties harmless from and against any and all damages, losses, liabilities, costs, actions, suits, proceedings, demands, assessments, and judgments, including, but not limited to, reasonable and documented attorneys' fees and reasonable costs and expenses of litigation ("Claims"), arising out of or in any manner related to any and all Claims that relate to any litigation, arbitration proceeding, governmental investigation, citation, suit, action, proceeding or claim of any kind relating to matters occurring prior to the Effective Date, including, but not limited to, the matters disclosed on Schedule 7.5 to the Purchase Agreement, involving IHS, any of the Lyric Indemnified Parties or any of the Facilities.

     2. PROCEDURE. If the Lyric Indemnified Parties assert that IHS is subject to a claim for indemnification hereunder, the Lyric Indemnified Parties shall describe the claim in sufficient detail in order to permit IHS to evaluate the nature and cause of the claim. If the asserted claim arises or is in connection with a claim, suit, or demand filed by a third party, IHS shall be entitled to defend against such claim with counsel reasonably satisfactory to the Lyric Indemnified Parties. The Lyric Indemnified Parties may also employ counsel of their own, but the costs of the Lyric Indemnified Parties' separate counsel shall be borne by the Lyric
Indemnified Parties as long as IHS continues to so defend. If IHS fails to respond or does not admit responsibility for indemnification, the Lyric Indemnified Parties may take such necessary steps to defend themselves and any reasonable costs associated therewith may be included as part of the asserted claim for indemnification. If the claims do not arise from a third party, within thirty (30) days of receipt of written notice from the Lyric Indemnified Parties describing the claim in reasonable detail, IHS shall notify the Lyric Indemnified Parties as to whether or not it believes such claim is covered by this Indemnity Agreement, and if IHS believes such claim is not covered, including the specific reasons for its position. With respect to claims by third parties, (a) if the Lyric Indemnified Parties decline to accept a bona fide offer of settlement that is recommended by the IHS, which settlement without cost to the Lyric Indemnified Parties releases the Lyric Indemnified Parties from all liability, the maximum liability of IHS shall not exceed that amount for which it would have been liable had such settlement been accepted, and (b) if IHS declines to accept a bona fide offer of settlement recommended by the Lyric Indemnified Parties, IHS shall be liable for whatever outcome results from such third party claim; provided, however, that IHS shall not settle any claim covered by this Indemnity Agreement without either the written consent of the Lyric Indemnified Parties or a full and complete release of the Lyric Indemnified Parties.

     3. NOTICES. Any notice, request or other communication to be given by any party hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid, by overnight delivery or hand delivery to the following address:

         To IHS:                      Integrated Health Services, Inc.
                                      10065 Red Run Boulevard
                                      Owings Mills, Maryland  21117
                                      Attention:  Daniel J. Booth
                                      Telephone No.:  410/998-8768
                                      Facsimile No.:  410/998-8695

         To the Lyric                 Lyric Health Care LLC
           Indemnified Parties:       10065 Red Run Boulevard
                                      Owings Mills, Maryland 21117
                                      Attention: Daniel J. Booth
                                      Telephone No.: 410/998-8768
                                      Facsimile No.: 410/998-8695

                  With copy to        John R. Fallon, Jr., Esq.
                  (which shall not    LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                  constitute notice): 125 West 55th Street
                                      New York, New York 10019-5389
                                      Telephone No.: 212/424-8279
                                      Facsimile No.: 212/424-8500

Notices shall be deemed given upon actual receipt.

     4. CHOICE OF LAW. This Indemnity Agreement shall be governed by and construed in accordance with the laws of New York, except as to matters which under the laws of the State, or under applicable procedural conflicts of laws rules, require the application of laws of the States in which the Leased Property is located.

     IHS CONSENTS TO IN PERSONAM JURISDICTION BEFORE THE STATE AND FEDERAL COURTS OF THE STATES OF NEW YORK AND THE STATES IN WHICH THE LEASED PROPERTY IS LOCATED, AND AGREES THAT ALL DISPUTES CONCERNING THIS INDEMNITY AGREEMENT BE HEARD IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK OR THE STATES IN WHICH THE LEASED PROPERTY IS LOCATED. IHS AGREES THAT SERVICE OF PROCESS MAY BE EFFECTED UPON IT UNDER ANY METHOD PERMISSIBLE UNDER THE LAWS OF THE STATE OF NEW YORK OR THE STATES IN WHICH THE LEASED PROPERTY IS LOCATED AND IRREVOCABLY WAIVES ANY OBJECTION TO VENUE IN THE STATE AND FEDERAL COURTS OF THE STATE OF NEW YORK OR THE STATES IN WHICH THE LEASED PROPERTY IS LOCATED.


                             SIGNATURE PAGE FOLLOWS

     IN WITNESS WHEREOF, the parties hereby execute this Indemnity Agreement as of the day and year first set forth above.

                                INTEGRATED HEALTH SERVICES, INC.

                                By:                             (Seal)
                                   -----------------------------
                                Name:    Daniel J. Booth
                                     ---------------------------
                                Title:   Senior Vice President
                                      --------------------------


                                LYRIC HEALTH CARE LLC

                                By: Integrated Health Services, Inc., its Member

                                By:                             (Seal)
                                   -----------------------------
                                Name:    Daniel J. Booth
                                     ---------------------------
                                Title:   Senior Vice President
                                      --------------------------


                                LYRIC HEALTH CARE HOLDINGS, III, INC.

                                By:                             (Seal)
                                   -----------------------------
                                Name:    Daniel J. Booth
                                     ---------------------------
                                Title:   Senior Vice President
                                      --------------------------


                                BETHAMY LIVING CENTER
                                MANAGEMENT COMPANY, THE GENERAL
                                PARTNER OF BETHAMY LIVING CENTER
                                LIMITED PARTNERSHIP
                                BRIAR HILL, INC.
                                CEDARCROFT HEALTH SERVICES, INC.
                                IHS ACQUISITION NO. 103, INC.
                                IHS ACQUISITION NO. 114, INC.
                                IHS ACQUISITION NO. 121, INC.
                                IHS ACQUISITION NO. 124, INC.
                                IHS ACQUISITION NO. 125, INC.

                                IHS ACQUISITION NO. 127, INC.
                                IHS ACQUISITION NO. 128, INC.
                                IHS ACQUISITION NO. 129, INC.
                                IHS ACQUISITION NO. 131, INC.
                                IHS ACQUISITION NO. 132, INC.
                                IHS ACQUISITION NO. 133, INC.
                                IHS ACQUISITION NO. 134, INC.
                                IHS ACQUISITION NO. 136, INC.
                                IHS ACQUISITION NO. 138, INC.
                                IHS ACQUISITION NO. 139, INC.
                                IHS ACQUISITION NO. 140, INC.
                                IHS ACQUISITION NO. 168, INC.
                                IHS ACQUISITION NO. 170, INC.
                                IHS ACQUISITION NO. 171, INC.
                                IHS ACQUISITION NO. 174, INC.
                                INTEGRATED OF AMARILLO, INC.
                                INTEGRATED HEALTH SERVICES AT
                                BRIARCLIFF HAVEN, INC.
                                INTEGRATED HEALTH SERVICES AT
                                CENTRAL FLORIDA, INC.
                                INTEGRATED HEALTH SERVICES AT
                                COLORADO SPRINGS, INC.
                                INTEGRATED HEALTH SERVICES AT
                                HANOVER HOUSE, INC.
                                MANCHESTER INTEGRATED HEALTH,
                                INC.
                                REST HAVEN NURSING CENTER
                                (WHITEMARSH), INC.

                                By:                             (Seal)
                                   -----------------------------
                                Name:    Daniel J. Booth
                                     ---------------------------
                                Title:   Senior Vice President
                                      --------------------------

                                    EXHIBIT A

                                 LYRIC ENTITIES
                                 --------------

-----------------------------------------------------------------------------------------------------------------------
LYRIC ENTITY                            STATE OF INCORPORATION               FACILITY  D/B/A/
-----------------------------------------------------------------------------------------------------------------------
Integrated Health Services at           Delaware                             Integrated Health Services of Colorado
Colorado Springs, Inc.                                                       Springs
-----------------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 103, Inc.           Delaware                             Horizon Healthcare & Specialty Center
-----------------------------------------------------------------------------------------------------------------------
Integrated Health Services at Central   Delaware                             Integrated Health Services of Vero
Florida, Inc.                                                                Beach
-----------------------------------------------------------------------------------------------------------------------
Briar Hill, Inc.                        Florida                              Integrated Health Services of Florida at
                                                                             Auburndale
-----------------------------------------------------------------------------------------------------------------------
Bethamy Living Center Limited           Florida                              Integrated Health Services of Florida at
Partnership                                                                  Clearwater
-----------------------------------------------------------------------------------------------------------------------
Integrated Health Services at Central   Delaware                             Integrated Health Services of Florida at
Florida, Inc.                                                                Fort Pierce
-----------------------------------------------------------------------------------------------------------------------
Integrated Health Services at           Georgia                              Integrated Health Services of Atlanta at
Briarcliff Haven, Inc.                                                       Briarcliff Haven
-----------------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 114, Inc.           Delaware                             Lynwood Manor
-----------------------------------------------------------------------------------------------------------------------
Cedarcroft Health Services, Inc.        Pennsylvania                         Integrated Health Services of St. Louis
                                                                             at Big Bend Woods
-----------------------------------------------------------------------------------------------------------------------
Manchester Integrated Health, Inc.      Pennsylvania                         Integrated Health Services of New
                                                                             Hampshire at Manchester
-----------------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 121, Inc.           Delaware                             Ruidoso Care Center
-----------------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 125, Inc.           Delaware                             Meadowview Care Center
-----------------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 124, Inc.           Delaware                             Washington Square
-----------------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 168, Inc.           Delaware                             HSH - Midwest City
-----------------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 127, Inc.           Delaware                             Midwest City Nursing
-----------------------------------------------------------------------------------------------------------------------
Rest Haven Nursing Center               Pennsylvania                         Integrated Health Services at
(Whitemarsh), Inc.                                                           Whitemarsh
-----------------------------------------------------------------------------------------------------------------------
Integrated of Amarillo, Inc.            Texas                                Amarillo Specialty Hospital
-----------------------------------------------------------------------------------------------------------------------
Integrated of Amarillo, Inc.            Texas                                Integrated Health Services of Amarillo
-----------------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 128, Inc.           Delaware                             Doctors Healthcare Center
-----------------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 140, Inc.           Delaware                             Harbor View Care Center
-----------------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 134, Inc.           Delaware                             Heritage Estates
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
LYRIC ENTITY                            STATE OF INCORPORATION               FACILITY  D/B/A/
-----------------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 132, Inc.           Delaware                             Heritage Gardens
-----------------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 138, Inc.           Delaware                             Heritage Manor Longview
-----------------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 129, Inc.           Delaware                             Heritage Manor Plano
-----------------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 133, Inc.           Delaware                             Heritage Place of Grand Prairie
-----------------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 131, Inc.           Delaware                             Horizon Healthcare - El Paso
-----------------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 170, Inc.           Delaware                             HSH- Corpus Christi
-----------------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 171, Inc.           Delaware                             HSH- El Paso
-----------------------------------------------------------------------------------------------------------------------
Integrated Health Services at           Delaware                             Mountain View Place
Hanover House, Inc.
-----------------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 139, Inc.           Delaware                             Parkwood Place
-----------------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 174, Inc.           Delaware                             Plano Specialty Hospital
-----------------------------------------------------------------------------------------------------------------------
IHS Acquisition No. 136, Inc.           Delaware                             Silver Springs Nursing and
                                                                             Rehabilitation Center
-----------------------------------------------------------------------------------------------------------------------